Subsequent events	3 Months Ended
Mar. 31, 2026
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent events
13.
Subsequent events

On May 4, 2026, the Company closed an underwritten public offering (the "Public Offering") consisting of 7,000,000 common shares at a price of $2.50 per share and 18,300,000 pre-funded warrants (the "Pre-funded Warrants") at a price of $2.499 per Pre-funded Warrant. Each Pre-funded Warrant is exercisable for one common share of the Company at an exercise price of $0.001 per common share, are immediately exercisable and remain exercisable until exercised in full. The Public Offering included the full exercise by the underwriters of their option to purchase an additional 3,300,000 common shares. Gross proceeds of the Public Offering were $63,231,700, before deducting commissions and other offering expenses.

On May 4, 2026, the Company issued 50,000 common shares of the Company for an RSU exercise.